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                                                                   Exhibit 10.18

               CONSENT AND WAIVER NO. 2 dated as of September 1, 2000 (this "Consent and Waiver"), to the Credit Agreement dated as of April 7, 1998 (as amended and otherwise modified to the date hereof, the "Credit Agreement"), among HUDSON RESPIRATORY CARE INC., a California corporation (the "Borrower"), RIVER HOLDING CORP., a Delaware corporation ("Holding"), the Lenders (as defined in therein), SALOMON BROTHERS INC, as Arranger, Advisor and Syndication Agent (in such capacity, the "Syndication Agent"), and BANKERS TRUST COMPANY, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

     A. Pursuant to the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrower and the Issuing Bank has agreed to issue letters of credit for the account of the Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

     B. The Borrower has informed the Administrative Agent that it intends to acquire certain assets of Tyco Healthcare Group LP as described in Annex I.

     C. The Borrower has requested that the Required Lenders waive compliance by the Borrower of clause (j)(i) of the definition of the term "Permitted Acquisition" in the Credit Agreement (concerning the Pro Forma Debt/Pro Forma EBITDA ratio) and Section 2.13(c)(ii) of the Credit Agreement (concerning the mandatory prepayments of Loans with proceeds of Equity Issuances), to the extent necessary to consummate the Acquisition.

     D. The Required Lenders are willing to grant such consent and limited waiver pursuant to the terms and subject to the conditions set forth herein.

     E. Capitalized terms used and not otherwise defined herein or in Annex I shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Consent and Waiver. The Required Lenders hereby waive compliance by the Borrower with the provisions of clause ()(i) of the definition of the term "Permitted Acquisition" in the Credit Agreement and Section 2.13(c)(ii) of the Credit Agreement to the extent, but only to the extent necessary to consummate the Acquisition; provided, however, that

          (a) the Acquisition shall be consummated as provided in Annex I;
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          (b) the Borrower shall be in compliance with all other provisions of the Credit Agreement;

          (c) the Borrower shall have on or before September 8, 2000, paid each Lender that executes and delivers this Consent and Waiver at or before 12:00 noon (Los Angeles time), on September 6, 2000, a fee in the amount of 0.05% of the sum of such Lender's unused Revolving Credit Commitment and outstanding Loans; and

          (d) the Borrower shall have, before or concurrently with the Acquisition, paid each Lender a fee in the amount of 0.075% of the sum of such Lender's unused Revolving Credit Commitment and outstanding Loans.

     SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Consent and Waiver, the Borrower represents and warrants to each other party hereto that:

          (a) this Consent and Waiver has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms;

          (b) before and after giving effect to this Consent and Waiver, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date;

          (c) before and after giving effect to this Consent and Waiver, no Default or Event of Default has occurred and is continuing; and

          (d) after giving effect to the Acquisition, the Borrower and its Subsidiaries will have sufficient financial liquidity for conducting its customary business.

     SECTION 3. Effectiveness. This Consent and Waiver shall not become effective until such time as the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of the Borrower and the Required Lenders. This Consent and Waiver shall cease to be effective if the Acquisition has not been consummated on or before November 30, 2000.

     SECTION 4. Effect of Consent and Waiver. Except as expressly set forth herein, this Consent and Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be

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deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Consent and Waiver shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 5. Expenses. The Borrower agrees to pay the reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and the Collateral Agent in connection with the preparation of this Consent and Waiver and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Collateral Agent.

     SECTION 6. Acknowledgment of Guarantors. Each of the Guarantors listed on Annex I hereto hereby acknowledges receipt of and notice of, and consents to the terms of, this Consent and Waiver.

     SECTION 7. Counterparts. This Consent and Waiver may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Consent and Waiver by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 8. Applicable Law. THIS CONSENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 9. Headings. The headings of this Consent and Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof

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     IN WITNESS WHEREOF, the parties hereto have cause this amendment to be duly executed by their respective officers as of the date first above written.

                                HUDSON RESPIRATORY CARE INC.,

                                by:     /s/ Jay R. Ogram
                                -----------------------------
                                Name:  Jay R. Ogram
                                Title: Chief Financial Officer

                                RIVER HOLDING CORP.

                                by:     /s/ Jay R. Ogram
                                -----------------------------
                                Name:  Jay R. Ogram
                                Title: Chief Financial Officer

                                Acknowledged by:

                                BANKERS TRUST COMPANY, as
                                Administrative agent and Collateral Agent

                                by:    /s/ Mary Jo Jolly
                                -----------------------------
                                Name:  Mary Jo Jolly
                                Title: Assistant Vice President

                                SALOMON BROTHERS INC, as Arranger,
                                Advisor and Syndication Agent,

                                By:  /s/ Timothy L. Freeman
                                -----------------------------
                                Name:  Timothy L. Freeman
                                Title: Managing Director

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                                LENDERS
                                -------

                                BANKERS TRUST COMPANY,

                                by:
                                -----------------------------
                                Name:
                                Title:

                                CITICORP USA, INC.,

                                by:  /s/ Timothy L. Freeman
                                ------------------------------
                                Name:  Timothy L. Freeman
                                Title: Managing Director

                                BANK OF AMERICA NATIONAL
                                TRUST AND SAVINGS ASSOCIATION,

                                by:     /s/ Helen Wilson
                                ------------------------------
                                Name:  Helen Wilson
                                Title: Senior Vice President

                                BANK OF TOKYO-MITSUBISHI TRUST
                                COMPANY,

                                by:
                                -----------------------------
                                Name:
                                Title:

                                BHF (USA) CAPITAL CORP.,

                                by:   /s/ Thomas J. Scifo
                                -----------------------------
                                Name:  Thomas J. Scifo
                                Title: Vice President

                                by:  /s/ Nina Zhou
                                -----------------------------
                                Name:  Nina Zhou
                                Title: Associate

                                BANK AUSTRIA CREDITANSTALT
                                CORPORATE FINANCE, INC.,

                                by:
                                -----------------------------
                                Name:
                                Title:

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                                by:
                                ----------------------------
                                Name:
                                Title:

                                WELLS FARGO BANK, NA.,

                                by:  /s/ S. Michael St. Geme
                                ----------------------------
                                Name:  S. Michael St. Geme
                                Title: Vice President

                                ROYAL BANK OF CANADA,

                                by:
                                -----------------------------
                                Name:
                                Title:

                                SOCIETE GENERALE,

                                by:  /s/ J. Staley Stewert
                                ------------------------------
                                Name:  J. Staley Stewert
                                Title: Director

                                IMPERIAL BANK,

                                by:  /s/ Ray Valdama
                                ------------------------------
                                Name:  Ray Valdama
                                Title: Senior Managing Director

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